Exhibit 10.7

CT LF FUNDING CORP.

This Confirmation forms a part of, supplements, and is subject to the TBMA Master Repurchase Agreement (September 1996 Version) dated as of February 19, 2002, and each annex thereto (collectively the “Repurchase Agreement”) between LIQUID FUNDING, LTD. (the “Buyer”) and CT LF FUNDING CORP. (the “Seller”) and confirms the Transaction entered into between us on the Transaction Date referred to below. Capitalized terms used but not defined in this Confirmation shall have the meanings ascribed to them in the Repurchase Agreement. All provisions contained in the Repurchase Agreement govern this Confirmation, except as expressly modified herein. If there is any inconsistency between this Confirmation and the Repurchase Agreement, this Confirmation shall control.

LIQUID FUNDING, LTD.

Canon’s Court

22 Victoria Street

Hamilton HM 12

Bermuda

Investment Manager:

BEAR STEARNS BANK PLC

Block 8, Harcourt Centre

Charlotte Way

Dublin 2, Ireland

Tel:              (353-1) 402-6260

Fax:              (353-1) 402-6308

1. TRANSACTION DATE:	March 1, 2006
2. BUYER:	Liquid Funding, Ltd.
3. SELLER:	CT LF Funding Corp.
4. INITIAL PURCHASE DATE:	March 1, 2006
5. PURCHASED SECURITIES:

Buyer will purchase from Seller on the Purchase Date a portfolio of commercial mortgage-backed securities (each qualifying commercial mortgage-backed security a “Purchased CMBS”) or CDOs (each qualifying CDO security a “Purchased CBOS”). The eligibility of Purchased CMBS and Purchased CBOS (collectively “Purchased Securities”) will be determined by Buyer at its sole discretion acting in good faith and must conform to the specifications set forth in “Requirements for Purchased Securities” in Section 14C of this Confirmation. The Purchase Price of all Purchased Securities at any time shall not exceed the amount specified as the Maximum Amount.

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

Liquid Funding, Ltd., Canon’s Court, 22 Victoria Street, Hamilton HM 12, Bermuda

The initial portfolio which is acceptable to the Buyer is as follows:

Purchased Security No.	Issuer/Description	CUSIP	Orig Face	Spread	Initial Purchase Price		Purchase Price	Buyer’s Margin Ratio	Sector
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

6. TERMINATION DATE: The Termination Date for the Transaction shall be twelve months (12) months from the Initial Purchase Date. This date will be March 1, 2007.
7. CONTRACTUAL CURRENCY:	U.S. dollars
8. MAXIMUM AMOUNT:	$200,000,000.00

9.           PRICING RATE:

The Pricing Rate with respect to a particular Purchased Security shall be One-Month LIBOR plus a Relevant Spread as specified in the following table, with reference to the rating on the applicable Purchased Security. For Purchased Securities with a split rating, the Pricing Rate will be determined in respect of the lowest rating. Pricing Rates and Relevant Spreads will be as follows:

Pricing Rates for Funding Transactions
Purchased CMBS Ratings Categories *	Pricing Rate (including Relevant Spread)
BBB+/Baal/BBB+ to BBB/Baa2/BBB	[****]
BBB-/Baa3/BBB-	[****]
BB+/Bal/BB+ to BB-/Ba3/BB-	[****]
B+/Bl/B+ to B-/B3/B-	[****]
Below B-/B3/B-	[****]

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

Liquid Funding, Ltd., Canon’s Court, 22 Victoria Street, Hamilton HM 12, Bermuda

Purchased CBOS Ratings Categories *	Pricing Rate (including Relevant Spread)
BBB+/Baal/BBB+ to BBB-/Baa3/BBB-	[****]

* The foregoing ratings are as published by Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. or Fitch Ratings, Inc. on Purchased Securities. If more than one rating agency rates the Purchased Securities, the lowest of the ratings shall set the Ratings Category. If either (i) no rating agency rates the Purchased Securities or (ii) any rating agency withdraws its rating of the Purchased Purchase Securities, the Pricing Rate will be determined by Buyer in its sole but good faith discretion.

10. PRICE DIFFERENTIAL PAYMENT DATES: Each Reset Date. Price Differential shall be calculated based upon on an actual/360 day count basis.

11.        PURCHASE PRICE AND BUYER'S MARGIN RATIO:

Purchase Price and Buyer’s Margin Ratio for each Purchased Security shall be determined by reference to such Purchased CMBS and Purchased CBOS. The determinants of Purchase Price and Buyer’s Margin Ratio shall be:

(a)         the sector of each Purchased Security; and

(b)        the rating of each Purchased Security.

12.        RESET DATE:

The 1st calendar day of each month, beginning on April 3rd, 2006, subject to the modified following business day convention (New York business days). The applicable one-month USD LIBOR reset for the Pricing Rate occurs 2 London business days prior to the Reset Date subject to the modified following business day convention.

13. EXIT FEE: “Exit Fee” shall mean, with respect to this Transaction, an amount calculated as follows: the sum of (a) the product of (i) the Repurchase Price, multiplied

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

Liquid Funding, Ltd., Canon’s Court, 22 Victoria Street, Hamilton HM 12, Bermuda

by (ii) (A) [****]% if the time remaining to the Termination Date is greater than 12 months and less than or equal to 24 months; or (B) the product of [****]% and the number of whole and partial months remaining to the Termination Date if the time remaining to the Termination Date is less than or equal to 12 months plus (b) any costs, losses, damages or fees incurred in connection with any hedge entered into or unwound by Buyer in contemplation of such termination.

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

Liquid Funding, Ltd., Canon’s Court, 22 Victoria Street, Hamilton HM 12, Bermuda

14. SPECIAL INSTRUCTIONS: (A) “Relevant Spread” means for each Purchased Security the applicable amount as set forth in the definition of Pricing Rate in Section 9 above. (B) Applicable Tables:

Table I – Transaction Consisting of Less than Five (5) Purchased CMBS:
Purchased CMBS Ratings Categories *	Purchase Price	Buyer’s Margin Ratio
BBB/Baa2/BBB or above	[****]	[****]
BBB-/Baa3/BBB-	[****]	[****]
Ba1/BB+/BB+ or above	[****]	[****]
Ba2/BB/BB	[****]	[****]
Ba3/BB-/BB-	[****]	[****]
B1/B+/B+	[****]	[****]
B2/B/B	[****]	[****]
B3/B-/B-	[****]	[****]
Below B2/B-/B- or Not Rated	[****]	[****]

Table II – Transaction Consisting of at Least Five (5) Purchased CMBS:
Purchased CMBS Ratings Categories *	Purchase Price	Buyer’s Margin Ratio
BBB/Baa2/BBB or above	[****]	[****]
BBB-/Baa3/BBB-	[****]	[****]
Ba1/BB+/BB+	[****]	[****]
Ba2/BB/BB	[****]	[****]
Ba3/BB-/BB-	[****]	[****]
B1/B+/B+	[****]	[****]
B2/B/B	[****]	[****]
B3/B-/B-	[****]	[****]
Below B3/B-/B- or Not Rated	[****]	[****]

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

Liquid Funding, Ltd., Canon’s Court, 22 Victoria Street, Hamilton HM 12, Bermuda

Table III – Transaction Consisting of Purchased CBOS:
Purchased CDOS Ratings Category *	Purchase Price	Buyer’s Margin Ratio
BBB+/Baa1/BBB+ to BBB-/Baa3/BBB-	[****]	[****]

* The foregoing ratings are as published by Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. or Fitch Ratings, Inc. on Purchased Securities. If more than one rating agency rates the Purchased Securities, the lowest of the ratings shall set the Ratings Category. If either (i) no rating agency rates the Purchased Securities or (ii) any rating agency withdraws its rating of the Purchased Purchase Securities, the Pricing Rate will be determined by Buyer in its sole but good faith discretion. “Purchase Price” as specified in the above tables is expressed as a percentage of the Market Value of each such Purchased Security.

(C)        Requirements for Purchased Securities:

Purchased CMBS must:

a)   either (1) be issued by a REMIC-eligible trust or (2) include an opinion that they should be treated as debt for tax purposes and be a regular interest in a REMIC;

b)   have adequate cash flow information available for the Buyer and its pricing sources to be able to determine a Market Value of the Purchased CMBS;

c)   have Affirmative Control (as specified in Annex I-A);

d)   not be an IO;

e)   not constitute a residual interest; and

f)   be denominated in U.S. dollars.

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

Liquid Funding, Ltd., Canon’s Court, 22 Victoria Street, Hamilton HM 12, Bermuda

Purchased CBOS must:

a)   Are floating rate Securities that must be backed or secured by a fixed or revolving portfolio of fixed income assets;

b)   Securities must not be backed or secured primarily by bank loans, commercial loans, investment grade corporate debt, emerging markets debt obligations or credit default swaps;

c)   Securities must commonly trade as “CDOS” and be of a type commonly included in the computation of CDO league tables;

d)   Securities must either (i) include an opinion that they should be treated as debt for tax purposes; or (ii) be issued by a REMIC-eligible trust or grantor trust;

e)   Securities must be United States Dollar denominated;

f)   Securities must not constitute equity or residual interests.

LIQUID FUNDING, LTD.		CT LF FUNDING CORP.
By:	/s/ Niamh Walsh	By:	/s/ Geoffrey G. Jervis
Name:	Niamh Walsh	Name:	Geoffrey G. Jervis
Title:	Joint Chief Executive Officer	Title:	Chief Financial Officer

**** Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

Liquid Funding, Ltd., Canon’s Court, 22 Victoria Street, Hamilton HM 12, Bermuda